         As filed with the Securities and Exchange Commission on April 30, 2003.

                                                       Registration Nos. 2-11522
                                                                         811-173

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
        Pre-Effective Amendment No.    _______                       [ ]
        Post-Effective Amendment No.      70                         [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

        Amendment No.                     29

                                DODGE & COX FUNDS
               (Exact Name of Registrant as Specified in Charter)

             One Sansome Street, 35th Floor, San Francisco, CA 94104
                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 981-1710

Thomas M. Mistele, Esq., One Sansome Street, 35th Floor, San Francisco, CA 94104
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

         [ ]        immediately upon filing pursuant to paragraph (b)
         [X]        on May 1, 2003 pursuant to paragraph (b)
         [ ]        60 days after filing pursuant to paragraph (a)(1)
         [ ]        on __________  pursuant to paragraph (a)(1)
         [ ]        75 days after filing pursuant to paragraph (a)(2)
         [ ]        on __________  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date of a previously filed post-effective amendment.

                                   ----------

                                DODGE & COX FUNDS

                              CROSS REFERENCE SHEET
                                     PART A
                         (Prepared as part of Form N-1A)

  Item Number in Form N-1A
   Registration Statement      Caption in Prospectus
--------------------------     -------------------------------------------------
            1                  Cover Pages

            2                  Risk/Return Summary

            3                  Risk/Return Summary

            4                  Investment Objectives, Principal Investment
                               Strategies and Risks

            5                  Not Applicable

            6                  Fund Organization and Management

            7                  How to Purchase Shares
                               How to Redeem or Exchange Shares
                               Income Dividends and Capital Gain Distributions Pricing of Shares

            8                  Not Applicable

            9                  Financial Highlights

                                DODGE & COX FUNDS

                              CROSS REFERENCE SHEET

                                     PART B

                         (Prepared as part of Form N-1A)

 Item Number in Form N-1A
  Registration Statement      Caption in Statement of Additional Information
--------------------------    --------------------------------------------------
           10                 Cover Page; Table of Contents

           11                 Capital Stock

           12                 Classification, Investment Restrictions and Risks;
                              Appendix A

           13                 Management of the Fund

           14                 Management of the Fund

           15                 Management of the Fund

           16                 Brokerage Allocation and Other Practices

           17                 Capital Stock

           18                 Purchase, Redemption and Pricing of Shares

           19                 Taxation of the Fund

           20                 Principal Underwriter

           21                 Performance Information

           22                 Financial Statements

[LOGO] DODGE & COX FUNDS


                                  Stock Fund
                               Established 1965

                           International Stock Fund
                               Established 2001

                                 Balanced Fund
                               Established 1931

                                  Income Fund
                               Established 1989


[GRAPHIC]
(symbol)

                                  Prospectus
                                  May 1, 2003


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] DODGE & COX FUNDS


For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus.


    You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

    Dodge & Cox Funds
    c/o Boston Financial Data Services
    P.O. Box 8422
    Boston, MA 02266-8422

    Telephone: 1-800-621-3979
    Internet: www.dodgeandcox.com


The Funds' reports and SAI are available at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, D.C. (1-202-942-8090) or on the EDGAR database on the SEC's internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Funds' Investment Company Act file no. 811-173

5/03 PR [LOGO] RECYCLE Printed on recycled paper

[LOGO] DODGE & COX FUNDS


   Stock Fund    International Stock Fund
Established 1965     Established 2001

 Balanced Fund         Income Fund
Established 1931     Established 1989

[GRAPHIC]
(symbol)

The Funds' investment manager, Dodge & Cox, was founded in 1930 and managed over $70 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 2002. Dodge & Cox is one of the largest privately owned investment advisers in the United States.

                                  Prospectus

                                  May 1, 2003

                                        Table of Contents
---------------------------------------------------------------------------------------------------

Risk/Return Summary                          2  Income Dividends and Capital Gain Distributions 20
Investment Objectives, Principal Investment     Fund Organization and Management                21
  Strategies and Risks                       9  Portfolio Transactions                          22
  . Investment Restrictions                 12  Expenses                                        22
  . Investment Risks                        12  Federal Income Taxes                            22
  . Additional Information on Investments   12  Custodian and Transfer Agent                    22
How to Purchase Shares                      15  Investment Information and Shareholder Services 23
How to Redeem or Exchange Shares            17  Financial Highlights                            24
General Transaction Information             19  Officers and Trustees                           26
Pricing of Shares                           20

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

                              RISK/RETURN SUMMARY

DODGE & COX FUNDS (Trust) is a family of four no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (Funds). Each Fund is a diversified series of the Trust. The Trust is registered with the Securities and Exchange Commission
(SEC) as an open-end management investment company.

                            Dodge & Cox Stock Fund

Investment Objectives
The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Principal Investment Strategies
The Fund invests primarily in a broadly diversified portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Companies are also selected with an emphasis on financial strength and sound economic condition.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks sections.

Principal Risks of Investing
You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

..  The stock market goes down.

..  The market continues to undervalue the stocks in the Fund's portfolio.

.. Dodge & Cox's opinion about the intrinsic worth of a company or security is incorrect.

Performance Information
The following bar chart and table are intended to help you understand the risks of investing in the Dodge & Cox Stock Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years.

The table shows how the Fund's average annual total returns for one, five and ten years compare to those of the Standard & Poor's(R) 500 Composite Index (S&P
500). The S&P 500(R) is a widely recognized, unmanaged index of common stock prices.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                    [CHART]

Dodge & Cox Stock Fund Annual Total Returns 1993-2002 (%)

93      18.32
94       5.16
95      33.38
96      22.26
97      28.41
98       5.39
99      20.20
00      16.30
01       9.33
02     -10.52

During the period shown in the bar chart, the highest quarterly return was 16.64% (quarter ended June 30, 1999) and the lowest quarterly return was -15.84% (quarter ended September 30, 2002).

          Average annual total returns for the periods ended 12/31/02

                                           Past 1  Past 5  Past 10
                                             Year   Years    Years
            -------------------------------------------------------
            Dodge & Cox Stock Fund
              Return before taxes          -10.52%   7.58%   14.15%
              Return after taxes on
               distributions               -11.18    5.31    11.93
              Return after taxes on
               distributions and sale of
               Fund shares                  -6.38    5.63    11.32
            S&P 500 (reflects no deduction
             for expenses or taxes)        -22.10   -0.58     9.35
            -------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

2 / Dodge & Cox Funds

Fees and Expenses
The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)
---------------------------------------------------

Sales load imposed on purchases                None
Deferred sales load                            None
Sales load imposed on reinvested distributions None
Redemption fee                                 None
Exchange fee                                   None
Maximum account fee                            None

---------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------------

Management fees                                .50%
Distribution (12b-1) and/or service fees       None
Other expenses (transfer agent, custodial,
  accounting, legal, etc.)                     .04%
                                               ----
Total Fund Operating Expenses                  .54%


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

..  You invest $10,000 in the Fund for the time periods indicated;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


1 Year 3 Years 5 Years 10 Years
-------------------------------
 $55    $173    $302     $677

This example should not be considered to represent actual expenses or performance from the past or for the future.

                     Dodge & Cox International Stock Fund

Investment Objective
The Fund seeks long-term growth of principal and income.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different foreign countries, including emerging markets. The Fund focuses on countries whose economic and political systems appear more stable and are believed to provide some protection to foreign shareholders. The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market.

In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Companies are also selected with an emphasis on financial strength and sound economic condition.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks section.

Principal Risks of Investing
You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

..  The stock markets in the countries in which the Fund invests go down.

..  Markets continue to undervalue the stocks in the Fund's portfolio.

.. Dodge & Cox's opinion about the intrinsic worth of a company or security is incorrect.

Since the Fund invests primarily in securities of foreign companies, there is a greater risk that the Fund's share price will fluctuate more than if the Fund invested in U.S. issuers. Prices of foreign securities may go down (as well as your investment) for any of the following additional reasons:

.. Unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies.

.. A decline in the value of foreign currencies relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies.

                                                          Dodge & Cox Funds / 3

.. Foreign securities are sometimes less liquid, more volatile and harder to value than securities of U.S. issuers.

.. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies.

Performance Information
The following bar chart and table are intended to help you understand the risks of investing in the Dodge & Cox International Stock Fund. The bar chart only shows the Fund's return for the fiscal year ended December 31, 2002, since the Fund did not begin operations as a registered investment company until April 30, 2001. The Fund's predecessor, Dodge & Cox International Equity Fund, L.L.C., was organized on October 25, 1999 as a private investment company that converted into, and had the same investment adviser as, the Fund.

The table shows how the Fund's average annual total returns for one year and the life of the Fund compare to that of the Morgan Stanley Capital(R) International, Europe, Australasia, Far East Index (MSCI EAFE). The MSCI(R) EAFE(R) is an unmanaged index of the world's stock markets, excluding the United States.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                    [CHART]

Dodge & Cox International Stock Fund Annual Total Return 2002 (%)

02     -13.11

During the period shown in the bar chart, the highest quarterly return was 10.00% (quarter ended December 31, 2002) and the lowest quarterly return was -22.77% (quarter ended September 30, 2002).

          Average annual total returns for the periods ended 12/31/02

                                                      Past 1 Life of
                                                        Year    Fund
          -----------------------------------------------------------
          Dodge & Cox International Stock Fund
            Return before taxes                      -13.11%  -12.05%
            Return after taxes on distributions      -13.28   -12.28
            Return after taxes on distributions and
             sale of Fund shares                      -7.82    -9.55
          MSCI EAFE (reflects no deduction for
           expenses or taxes)                        -15.94   -18.20
          -----------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

4 / Dodge & Cox Funds

Fees and Expenses
The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------

Sales load imposed on purchases                                None
Deferred sales load                                            None
Sales load imposed on reinvested distributions                 None
Redemption fee                                                 None
Exchange fee                                                   None
Maximum account fee                                            None

-------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
-------------------------------------------------------------------

Management fees                                       .60%
Distribution (12b-1) and/or service fees              None
Other expenses (transfer agent, custodial,
  accounting, legal, etc.)                            .43%
                                                        ------
Total Fund Operating Expenses                        1.03%
Expense Reimbursement                               (.13)%*
Net Expenses                                          .90%

-------------------------------------------------------------------
  * For the fiscal years ending December 31, 2002 through 2005,
Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice by either party.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

..  You invest $10,000 in the Fund for the time periods indicated;

..  Your investment has a 5% return each year;

..  The Fund's operating expenses remain the same; and

.. The Fund's operating expenses in the first three years of each period are capped at 0.90%.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


1 Year 3 Years 5 Years 10 Years
-------------------------------
 $92    $287    $529    $1,222

This example should not be considered to represent actual expenses or performance from the past or for the future.

                           Dodge & Cox Balanced Fund

Investment Objectives
The Fund seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Principal Investment Strategies
The Fund invests in a diversified portfolio of common stocks, preferred stocks and fixed-income securities. In selecting equity investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market and have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Companies are also selected with an emphasis on financial strength and sound economic condition.

Fixed-income investments include investment-grade: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and others. The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting fixed-income securities, Dodge & Cox will consider many factors, including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

While the mix of equity and fixed-income securities will vary depending on Dodge & Cox's outlook on the markets, no more than 75% of total assets will be invested in common stocks and that portion of the value of convertible securities attributable to the conversion right.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks section.

Principal Risks of Investing
You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

Equity Securities

..  The stock market goes down.

..  The market continues to undervalue the stocks in the Fund's portfolio.

.. Dodge & Cox's opinion about the intrinsic worth of a company or security is incorrect.

                                                          Dodge & Cox Funds / 5

Fixed-Income Securities
..  Fixed-income securities' prices decline due to rising interest rates.

.. A fixed-income security issuer's financial condition deteriorates, or it fails to repay interest and/or principal in a timely manner.

.. Early repayment of principal of mortgage-related securities (or other callable securities) (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) exposes the Fund to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and volatility of a mortgage-related security.

.. Dodge & Cox's opinion about the intrinsic worth of a company or security is incorrect.

The Fund's balance between stocks and fixed-income securities could limit its potential for capital appreciation relative to an all-stock fund.

Performance Information
The following bar chart and table are intended to help you understand the risks of investing in the Dodge & Cox Balanced Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years.

The table shows how the Fund's average annual total returns for one, five and ten years compare to a Combined Index consisting of 60% of the Standard & Poor's(R) 500 Composite Index (S&P 500) and 40% of the Lehman Brothers(R) Aggregate Bond Index (LBAG). The S&P 500 and LBAG are widely recognized, unmanaged indices of common stock prices and U.S. dollar-denominated, investment-grade fixed-income securities, respectively.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                    [CHART]

Dodge & Cox Balanced Fund Annual Total Returns 1993-2002 (%)

93      15.95
94       1.99
95      28.02
96      14.75
97      21.21
98       6.70
99      12.06
00      15.13
01      10.06
02      -2.94

During the period shown in the bar chart, the highest quarterly return was 10.96% (quarter ended June 30, 1997) and the lowest quarterly return was -8.94% (quarter ended September 30, 2002).


          Average annual total returns for the periods ended 12/31/02

                                              Past 1 Past 5 Past 10
                                                Year  Years   Years
             ------------------------------------------------------
             Dodge & Cox Balanced Fund
               Return before taxes            -2.94%  8.01%  11.96%
               Return after taxes on
                distributions                 -4.36   5.22    9.39
               Return after taxes on
                distributions and sale of
                Fund shares                   -1.59   5.59    9.02
             Combined Index (60% S&P 500
              & 40% LBAG) ( reflects no
              deduction for expenses or
              taxes)                          -9.79   3.11    8.94
             S&P 500 (reflects no deduction
              for expenses or taxes)         -22.10  -0.58    9.35
             LBAG (reflects no deduction for
              expenses or taxes)              10.27   7.54    7.51
             ------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses
The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)
---------------------------------------------------

Sales load imposed on purchases                None
Deferred sales load                            None
Sales load imposed on reinvested distributions None
Redemption fee                                 None
Exchange fee                                   None
Maximum account fee                            None

---------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------------

Management fees                                .50%
Distribution (12b-1) and/or service fees       None
Other expenses (transfer agent, custodial,
  accounting, legal, etc.)                     .03%
                                               ----
Total Fund Operating Expenses                  .53%


6 / Dodge & Cox Funds

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

..  You invest $10,000 in the Fund for the time periods indicated;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


1 Year 3 Years 5 Years 10 Years
-------------------------------
 $54    $170    $296     $665

This example should not be considered to represent actual expenses or performance from the past or for the future.

                            Dodge & Cox Income Fund

Investment Objectives
The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others rated A or better by either Standard & Poor's Ratings Group (S&P) or Moody's Investors Service(R) (Moody's). To a lesser extent, the Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P.

The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

For details about the Fund's investment program, please see the Investment Objectives, Principal Investment Strategies and Risks section.

Principal Risks of Investing
You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

..  Fixed-income securities' prices decline due to rising interest rates.

.. A fixed-income security issuer's financial condition deteriorates, or it fails to repay interest and/or principal in a timely manner.

.. Early repayment of principal of mortgage-related securities (or other callable securities) (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) exposes the Fund to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and volatility of a mortgage-related security.

.. Dodge & Cox's opinion about the intrinsic worth of a company or security is incorrect.

Performance Information
The following bar chart and table are intended to help you understand the risks of investing in the Dodge & Cox Income Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years.

The table shows how the Fund's average annual total returns for one, five and ten years compare to those of the Lehman Brothers(R) Aggregate Bond Index
(LBAG). The LBAG is a widely recognized, unmanaged index of U.S.
dollar-denominated investment-grade fixed-income securities.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                    [CHART]

Dodge & Cox Income Fund Annual Total Returns 1993-2002 (%)

93     11.35
94     -2.89
95     20.21
96      3.62
97     10.00
98      8.08
99     -0.81
00     10.70
01     10.32
02     10.75

During the period shown in the bar chart, the highest quarterly return was 7.01% (quarter ended June 30, 1995) and the lowest quarterly return was -2.38% (quarter ended March 31, 1994).

                                                          Dodge & Cox Funds / 7

          Average annual total returns for the periods ended 12/31/02

                                            Past 1 Past 5  Past 10
                                              Year  Years    Years
            -------------------------------------------------------
            Dodge & Cox Income Fund
              Return before taxes           10.75%   7.71%    7.95%
              Return after taxes on
               distributions                 8.42    5.12     5.21
              Return after taxes on
               distributions and sale of
               Fund shares                   6.59    4.89     5.02
            LBAG (reflects no deduction for
             expenses or taxes)             10.27    7.54     7.51
            -------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses
The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)
---------------------------------------------------

Sales load imposed on purchases                None
Deferred sales load                            None
Sales load imposed on reinvested distributions None
Redemption fee                                 None
Exchange fee                                   None
Maximum account fee                            None

---------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------------

Management fees                                .40%
Distribution (12b-1) and/or service fees       None
Other expenses (transfer agent, custodial,
  accounting, legal, etc.)                     .05%
                                               ----
Total Fund Operating Expenses                  .45%


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

..  You invest $10,000 in the Fund for the time periods indicated;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


1 Year 3 Years 5 Years 10 Years
-------------------------------
 $46    $144    $252     $567

This example should not be considered to represent actual expenses or performance from the past or for the future.

8 / Dodge & Cox Funds

       INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section takes a closer look at the investment objectives of each Fund, their principal investment strategies and certain risks of investing in each Fund.

                            Dodge & Cox Stock Fund

Investment Objectives and Principal Investment Strategies
The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which, in the opinion of Dodge & Cox, have predominantly common stock investment characteristics). The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts (ADRs)). Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. Nevertheless, the long-term emphasis shall be the maintaining of a fully invested equity fund.

Securities selected for the Fund will be predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. Individual securities are selected with an emphasis on financial strength and sound economic condition. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 2002, 2001 and 2000 were 13%, 10% and 32%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.

                     Dodge & Cox International Stock Fund

Investment Objective and Principal Investment Strategies
The Fund's objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different foreign countries, including emerging markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks and securities that carry the right to buy common stocks of non-U.S. companies. The Fund also invests in American, European and Global Depositary Receipts. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. Nevertheless, the long-term emphasis shall be the maintaining of a fully invested equity fund.

Securities selected for the Fund will be predominantly those which in the view of Dodge & Cox have positive prospects for

                                                          Dodge & Cox Funds / 9
long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. Individual securities are selected with an emphasis on financial strength and sound economic condition. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal year ended December 31, 2002 and for the period from May 1, 2001 through December 31, 2001 were 12% and 23%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest in foreign securities with ready markets, mainly issues listed on U.S. and foreign national securities exchanges.

                           Dodge & Cox Balanced Fund

Investment Objectives and Principal Investment Strategies
The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Therefore, the proportions held in common and preferred stocks and fixed-income securities are revised by Dodge & Cox when considered advisable in light of Dodge & Cox's appraisal of business and investment prospects.

Under normal circumstances, it is the policy of the Fund to maintain no more than 75% of its total assets in common stocks and that portion of the value of convertible securities attributable to the conversion right. Fixed-income securities are held for their relative stability of principal and income, as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and Yankee bonds). Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. Further information about specific investments is provided under Additional Information on Investments.

It is the Fund's policy to invest in investment-grade debt securities rated Baa or higher by Moody's Investors Service(R) (Moody's) or BBB or higher by Standard & Poor's Ratings Group (S&P). Securities rated Baa or BBB have speculative characteristics. Securities that are downgraded below Baa or BBB subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. Unrated debt securities may be purchased if they are, in the opinion of Dodge & Cox, of equivalent quality to debt securities rated at least A by Moody's and S&P. An explanation of Moody's and S&P's rating groups is included in the Appendix to the Statement of Additional Information (SAI).

A substantial portion of the Fund's assets will be maintained in common stocks which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Individual securities are selected with an emphasis on financial strength and a sound economic condition. The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

The proportion of the Fund's assets held in the various fixed-income securities will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turn-

10 / Dodge & Cox Funds
over rates for the fiscal years ended December 31, 2002, 2001 and 2000 were 25%, 21% and 23%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest mainly in equity securities listed on national securities exchanges and securities with ready markets.

                            Dodge & Cox Income Fund

Investment Objectives and Principal Investment Strategies
The Fund's primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
(2) investment-grade debt securities rated Baa or higher by Moody's or BBB or higher by S&P, including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the Fund's total assets will be invested in category (1) securities and in category (2) securities rated in the top three rating categories. In addition, the Fund will invest no more than 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. Further information about specific investments is provided under Additional Information on Investments.

No more than 20% of the Fund's total assets may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S&P at the time of investment; preferred stock; corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB or below have speculative characteristics. Securities rated B may yield a higher level of current income than higher-quality securities, but generally have less liquidity, greater credit risk and more price fluctuation. An explanation of Moody's and S&P's rating categories is included in the Appendix to the SAI.

The proportion of the Fund's assets held in the various fixed-income securities will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of the Fund's portfolio.

The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions.

Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities. The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

Dodge & Cox has a long-term investment approach and therefore anticipates a relatively low turnover rate. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 2002, 2001 and 2000 were 31%, 40% and 34%, respectively.) However, during rapidly changing economic, market and political con-

                                                         Dodge & Cox Funds / 11
ditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

Investment Restrictions
The Funds have adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. Each Fund may not: (a) invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. government, nor acquire more than 10% of the voting securities of any one issuer; (b) concentrate investments of more than 25% of the value of its total assets in any one industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or related repurchase agreements); (c) borrow money except as a temporary measure for extraordinary or emergency purposes; (d) make loans, except for the purchase of debt securities and for loans of portfolio securities by the Dodge & Cox International Stock and Income Funds. The investment restrictions described in this paragraph and in the SAI may be changed only with the approval of that Fund's shareholders.

Investment Risks
You should understand that all U.S. and foreign investments involve risks, and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Investments in stocks in general are subject to market risks that cause their prices to fluctuate over time, i.e., the possibility that stock prices will decline over short or even extended periods. Prices of fixed-income securities are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall, and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate and long-term securities are dependent on a variety of factors, including the general conditions of the money and fixed-income securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater volatility than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed.

Since the Dodge & Cox Income Fund and the fixed-income portion of the Dodge & Cox Balanced Fund will be invested primarily in higher-quality debt securities, the Funds may not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation. The value of stocks and fixed-income securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which a Fund invests will cause the Fund's share price to fluctuate. An investment in the Funds, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund's share price.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security.

Foreign securities involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts; possible insolvency of a subcustodian or securities depository; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value). These risk factors are increased by the Dodge & Cox International Stock Fund's investments in emerging or developing countries.

The Dodge & Cox Balanced Fund, with its mixture of investments in common stocks and fixed-income securities, may entail less investment risk (and a potentially lower return) than a mutual fund investing only in common stocks.

Additional Information on Investments
COMMON STOCKS (DODGE & COX STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND AND DODGE & COX BALANCED FUND) Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and

12 / Dodge & Cox Funds
decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

PREFERRED STOCKS Each Fund may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

CONVERTIBLE SECURITIES Each Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

FOREIGN SECURITIES Each Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Dodge & Cox International Stock Fund may also invest in foreign currency-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks.

FOREIGN CURRENCIES -- FORWARD CURRENCY CONTRACTS (DODGE & COX INTERNATIONAL STOCK FUND) Many of the Fund's investments are denominated in foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

U.S. GOVERNMENT OBLIGATIONS A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored enterprises or agencies.

Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund's shares. A Fund may invest in these securities if Dodge & Cox believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND) Mortgage pass-through securities are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

                                                         Dodge & Cox Funds / 13

COLLATERALIZED MORTGAGE OBLIGATIONS (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND) Collateralized mortgage obligations (CMOs) are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues multiple classes, or "tranches", of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by an agency of the U.S. government or have a AA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under conservative default, prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

14 / Dodge & Cox Funds

                            HOW TO PURCHASE SHARES


If the Fund's transfer agent, Boston Financial Data Services, Inc. (Boston Financial Data Services), receives your request in good order before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time
(ET)), your transactions will be priced at that day's net asset value (NAV). If your request is received after 4 p.m., it will be priced at the next business day's NAV. The Funds are offered on a no-load basis. You do not pay sales commissions or 12b-1 marketing fees.

                                     ----------------------------------------------------------------------------

                                     TO OPEN AN ACCOUNT                     TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------

MINIMUM INVESTMENT                   $2,500 (regular account);              $100
                                     $1,000 (IRAs)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

BY MAIL                    [GRAPHIC] Complete and sign the Account          Mail your check with an Invest-By-
                             MAILBOX Application (Adoption Agreement for    Mail form detached from your
                                     an IRA).                               confirmation statement.
Regular Mail:
Dodge & Cox Funds                    Call 1-800-621-3979 or visit
c/o Boston Financial Data            the Funds' web site at
Services                             www.dodgeandcox.com to receive
P.O. Box 8422                        the appropriate forms.
Boston, MA 02266-8422

Express, Certified or
Registered Mail:
Dodge & Cox Funds                   -----------------------------------------------------------------------------
c/o Boston Financial Data
Services                             Make your check payable to Dodge & Cox Funds.
66 Brooks Drive, Suite 1
Braintree, MA 02184-3839             All purchases must be made in U.S. dollars, and checks must be drawn on U.S.
                                     banks.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
IMPORTANT NOTE:  The Funds will not accept third party checks, traveler's checks or money orders.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

BY INTERNET                [GRAPHIC] You may not make an initial purchase   Visit the Fund's web site at
                               MOUSE of a Fund's shares via the Internet.   www.dodgeandcox.com and click on
                                                                            "Account Access" to make subsequent
                                     Visit the Fund's web site at           investments directly from your bank
                                     www.dodgeandcox.com and click on       account or exchange from another
www.dodgeandcox.com                  "Account Access" to exchange from      Dodge & Cox Fund account with the
                                     another Dodge & Cox Fund account       same registration.
                                     with the same registration.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
IMPORTANT NOTE:  Only bank accounts held at domestic financial institutions that are Automated
Clearing House (ACH) members may be used for telephone or Internet transactions. This option will become effective approximately 15 business days after the Account Application is received by Boston
Financial Data Services. The price paid for shares of a Fund will be the next determined NAV after
Boston Financial Data Services receives your investment instructions. Your order may be canceled if payment is not received by the third business day after your order is placed.
-----------------------------------------------------------------------------------------------------------------

                                                         Dodge & Cox Funds / 15

                                               -------------------------------------------------------------------------------

                                               TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE                         [GRAPHIC] You may not use telephone                 Call Client Services during business
                                     TELEPHONE transactions for initial purchases of a   hours to make subsequent
                                               Fund's shares.                            investments directly from your bank
                                                                                         account or exchange from another
1-800-621-3979                                 Call Client Services during business      Dodge & Cox Fund account with the
Client Services                                hours to exchange from another            same registration.
                                               Dodge & Cox Fund account with the
Business Hours:                                same registration.
Monday-Friday
9 a.m.-8 p.m. ET
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

BY WIRE                              [GRAPHIC] Call Client Services                      Call Client Services
                                          WIRE
                                               (1-800-621-3979) to notify the            (1-800-621-3979) to notify the
Wire to:                                       Fund of your wire transaction.            Fund of your wire transaction.
State Street Bank and Trust
Company                                        After making initial investments by
Boston, MA                                     wire, you must promptly complete an
ABA 0110 0002 8                                Account Application and mail it to the
Deposit DDA 9905-351-4                         Fund, c/o Boston Financial Data
FFC Dodge & Cox (Fund Name)                    Services, at either of the addresses
Fund                                           listed above. No account services will
Fund # / Account #                             be established until the completed
Account Registration                           Account Application has been
                                               received by the Fund.
------------------------------------------------------------------------------------------------------------------------------

AUTOMATICALLY                        [GRAPHIC] The Funds offer ways to invest automatically. Call Client Services or visit the
                                        ARROWS Funds' web site at www.dodgeandcox.com and request or download the Account
                                               Options Form (IRA Account Options Form for IRA Accounts) to establish this service. See Automatic Investment Plan.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTES:
.. If Client Services receives your call before 4 p.m. ET and the custodian receives the wired funds the same day, the Fund will credit the purchase to your account that day. If Client Services receives your call after 4 p.m. or the custodian receives the wire after 6 p.m. ET, the purchase will be credited to your account the following business day.

.. If you buy Fund shares through a registered broker/dealer, financial institution or investment adviser, the broker/dealer, financial institution or adviser may charge you a service fee.
------------------------------------------------------------------------------------------------------------------------------

16 / Dodge & Cox Funds

Additional Information About Purchases
All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by Boston Financial Data Services, or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or Boston Financial Data Services, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

The Funds do not offer their shares for sale outside of the United States.

Certificates (for full shares only) are not issued unless requested by you.

A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application before an account can be established. If you fail to furnish a Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

                       HOW TO REDEEM OR EXCHANGE SHARES
You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund's next-determined NAV after Boston Financial Data Services receives all required documents in good order.

Good order means that the request includes:

..  Fund name and account number.

..  Amount of the transaction (in dollars or shares).

.. Signatures of all owners exactly as registered on the account (for written requests).

..  Signature guarantees (if required).

..  Any certificates you are holding for the account.

.. Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with Boston Financial Data Services.

..  Any supporting legal documentation that may be required.

Sale or exchange requests received after the close of trading on the NYSE (generally 4 p.m. ET) are processed at the next business day's NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to close any non-IRA account in which the balance falls below the minimum initial investment.

                                                         Dodge & Cox Funds / 17

                                       ------------------------------------------------------------------------------------

                                       ACCOUNT TYPE

---------------------------------------------------------------------------------------------------------------------------

BY INTERNET                  [GRAPHIC] ALL TYPES EXCEPT IRA ACCOUNTS
                                 MOUSE Visit the Fund's web site at www.dodgeandcox.com and click on "Account Access"
                                       to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.
www.dodgeandcox.com
                                       IRA ACCOUNTS
                                       You may not redeem shares from an IRA account via the Internet. You can exchange shares from a Fund to open an IRA account in another Fund or to add to an existing account with an identical registration.
---------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE                 [GRAPHIC] ALL TYPES
                             TELEPHONE Call Client Services during business hours to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.
1-800-621-3979
Client Services

Business Hours:
Monday-Friday
9 a.m.-8 p.m. ET
---------------------------------------------------------------------------------------------------------------------------

BY MAIL                      [GRAPHIC] ALL TYPES EXCEPT IRA ACCOUNTS
                               MAILBOX Send a letter of instruction signed by all registered account holders. Include the
                                       Fund name and account number and (if you are selling) a dollar amount or
Regular Mail:                          number of shares OR (if you are exchanging) the name of the Fund you want to
Dodge & Cox Funds                      exchange into and a dollar amount or number of shares. To exchange into an
c/o Boston Financial Data Services     account with a different registration (including a different name, address, or
P.O. Box 8422                          taxpayer identification number), you must provide Boston Financial Data Services
Boston, MA 02266-8422                  with written instructions that include the guaranteed signatures of all current account owners. See Signature Guarantees and Change in Account
Express, Certified or Registered Mail: Registration and Transfer of Shares.
Dodge & Cox Funds
c/o Boston Financial Data Services     IRA ACCOUNTS
66 Brooks Drive, Suite 1               To make a distribution from your IRA, call Client Services or visit the Funds' web
Braintree, MA 02184-3839               site at www.dodgeandcox.com and request or download an IRA Distribution
                                       Form.
---------------------------------------------------------------------------------------------------------------------------

AUTOMATICALLY                [GRAPHIC] The Funds offer ways to sell shares automatically. Call Client Services or visit the
                                ARROWS Funds' web site at www.dodgeandcox.com and request or download the Account
                                       Options Form (or IRA Distribution Form for IRA accounts) to establish this service.
                                       See Systematic Withdrawal Plan.
---------------------------------------------------------------------------------------------------------------------------

18 / Dodge & Cox Funds

REDEMPTION PAYMENTS MAY BE MADE BY CHECK, WIRE OR ACH
BY CHECK Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

BY WIRE The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions--with signature guarantee--received with the redemption order.

BY ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer. ACH transfers for IRA accounts are only available for Systematic Withdrawal Plans.

SIGNATURE GUARANTEES You may need to have your signature guaranteed in certain situations, such as:

.. Written requests to wire redemption proceeds (if not previously authorized on the Account Application).

.. Sending redemption proceeds to any person, address or bank account not on record.

.. Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

..  Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Funds. A Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

REDEMPTIONS-IN-KIND The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's NAV. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRA ACCOUNTS Redemption requests for IRA accounts must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS Under certain circumstances, Boston Financial Data Services may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to Boston Financial Data Services. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (1-800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by Boston Financial Data Services or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your redemption proceeds in your account at the then current NAV.

General Transaction Information

EXCHANGING SHARES An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

TELEPHONE AND INTERNET TRANSACTIONS By using telephone or Internet purchase, redemption and/or exchange options, you

                                                         Dodge & Cox Funds / 19
agree to hold the Trust, Dodge & Cox, Boston Financial Data Services and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. For any questions regarding telephone or Internet transactions please call Client Services (1-800-621-3979). If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach a Fund by telephone or via the Internet because of technical difficulties, market conditions, or a natural disaster, you should make purchase, redemption and exchange requests by regular or express mail. If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

EXCESSIVE TRADING POLICY The Funds are intended for long-term investment purposes only and not for market timing or excessive trading. Market timing and excessive trading may be disadvantageous to a Fund. The Funds or their agents may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (Processing Organization). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Dodge & Cox for shareholder recordkeeping and similar services.

CHANGE IN ACCOUNT REGISTRATION AND TRANSFER OF SHARES Changes in account registrations, such as changing the name(s) on your account, or transferring shares to another person or legal entity must be submitted in writing and require a signature guarantee. Please call Client Services (1-800-621-3979) or visit the Funds' web site at www.dodgeandcox.com and request or download the Change of Registration Form or the Gift or Transfer of Assets Form to affect this change.

Pricing of Shares

The share price (net asset value per share or NAV) for a Fund is calculated as of the close of trading on the NYSE (generally 4 p.m. ET) each day the NYSE is open for business. To calculate the NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

Each Fund values equity securities based on market quotations. Fixed-income securities are valued based on valuations furnished by pricing services. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by or at the direction of the Trust's Board of Trustees.

If a Fund, or its authorized agent or sub-agent receives your request in good order by the close of trading on the NYSE (generally 4 p.m. ET), your transactions will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not compute their prices. This could cause the value of a Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Income Dividends and Capital Gain Distributions

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another

20 / Dodge & Cox Funds
option on your Account Application. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares.

  IMPORTANT TAX NOTE: A Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at your Fund's then current NAV and to reinvest all subsequent distributions in shares of the Fund.

INCOME DIVIDENDS Dodge & Cox Stock, Balanced and Income Funds declare and pay dividends (if any) quarterly in March, June, September and December. Dodge & Cox International Stock Fund declares and pays dividends (if any) annually in December.

CAPITAL GAIN DISTRIBUTIONS A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date in that month. If a second distribution is necessary, it is usually declared and paid in March.

  BUYING A DISTRIBUTION: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as "buying a distribution." Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund's distribution schedule (which can be found at www.dodgeandcox.com or by calling 1-800-621-3979) before you invest.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

Fund Organization and Management

FUND ORGANIZATION AND VOTING RIGHTS The Trust, organized as a Delaware statutory trust in 1998, has four classes of beneficial shares and each share evidences an equal beneficial ownership in a Fund. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. Dodge & Cox International Stock Fund was established in 2001.

INVESTMENT MANAGER Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Funds' investments are managed by Dodge & Cox's Investment Policy Committee (the Fixed-Income Strategy Committee for fixed-income securities and the International Investment Policy Committee for the International Stock Fund), and no one person is primarily responsible for making investment recommendations to the Committees. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104-4443.

Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Balanced Fund and Dodge & Cox Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox International Stock Fund pays Dodge & Cox a management fee which is payable at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The investment management agreements with Dodge & Cox Income Fund and Dodge & Cox Stock Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 1% and 0.75%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 2002 under the agreements.

Dodge & Cox has contractually undertaken to reimburse a portion of Dodge & Cox International Stock Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses would otherwise exceed 0.90% of its average daily net assets. This contractual undertaking expires on December 31, 2005.

CODE OF ETHICS Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Employees with access to information (access persons) about the purchase or sale of securities in a Fund's portfolio may engage in personal securities transactions, including securities purchased or held by

                                                         Dodge & Cox Funds / 21
the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds' shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

Portfolio Transactions

Orders for a Fund's portfolio securities transactions are placed by Dodge & Cox, which seeks to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical and other related services for the benefit of a Fund and/or accounts over which Dodge & Cox exercises investment and brokerage discretion.

Expenses

In addition to Dodge & Cox's management fee, each Fund pays other direct expenses, including custodian, transfer agent, legal, insurance, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses (if any); and trustees fees and expenses. In 2002, the ratios of total operating expenses to average net assets of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund were 0.54%, 0.90% (after reimbursement by Dodge & Cox), 0.53% and 0.45%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation.

Federal Income Taxes

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state and local or foreign tax consequences to you of investing in a Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year.

You will generally be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year. If the Fund designates a dividend as a long-term capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you held your Fund shares.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends and redemptions must be treated as taxable ordinary income and which must be treated as long-term capital gains.

Part of Dodge & Cox Stock, International Stock and Balanced Funds' income dividends may be eligible for the 70% deduction for dividends received by corporations. Any foreign taxes paid by Dodge & Cox International Stock Fund on its investments may be passed through to you as a foreign tax credit assuming Dodge & Cox International Stock Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income (at a rate of 30% in 2003 and 29% in 2004) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), acts as transfer and dividend disbursing agent for the Funds.

22 / Dodge & Cox Funds

Investment Information and Shareholder Services

---------------------------------------------------------------------------------------------------------------------
STATEMENTS AND REPORTS As a shareholder of the Fund you will receive the following statements and reports:
---------------------------------------------------------------------------------------------------------------------
CONFIRMATION STATEMENT Sent each time you buy, sell or exchange shares; confirms the trade date and the amount of your transaction. Purchases through the Automatic Investment Plan will be confirmed at least quarterly, unless otherwise requested.
---------------------------------------------------------------------------------------------------------------------
ACCOUNT STATEMENT      Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
---------------------------------------------------------------------------------------------------------------------
FUND FINANCIAL REPORTS Mailed in February, May, August and November.
---------------------------------------------------------------------------------------------------------------------
TAX STATEMENTS         Mailed in January; reports previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs.
---------------------------------------------------------------------------------------------------------------------
AVERAGE COST STATEMENT Mailed annually in January for most taxable accounts for which shares were redeemed in the previous year; shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
---------------------------------------------------------------------------------------------------------------------

HOUSEHOLD MAILINGS To reduce Fund expenses, the Funds attempt to identify related shareholders within a household and send only one copy of a shareholder report or prospectus.

Call 1-800-621-3979 or visit the Funds' web site at www.dodge andcox.com if you would like an additional free copy of a Fund's report or prospectus.

If you do not want the mailing of shareholder reports and prospectus combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will take place within 30 days.

The Funds offer you the following services: (Please call Client Services at 1-800-621-3979, write or visit the Funds' web site at www.dodgeandcox.com for forms and additional information.)

ELECTRONIC DELIVERY OF REPORTS AND PROSPECTUS Your Fund reports and the Funds' prospectus can be delivered to you electronically, if you prefer. If you are a registered user of www.dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

AUTOMATED TELEPHONE SERVICES 24-hour service, seven days a week, via toll-free access to Fund and account information. The system provides total returns, share prices and price changes for the Funds and gives you account balances and history (e.g., last transaction, latest dividend distribution).

COMPUTER ACCESS Information on the Funds is available via personal computer on the Funds' web site at www.dodgeandcox.com.

On the site you can:

..  View your account balances and recent transactions
..  Purchase, redeem and exchange Fund shares
..  Learn more about Dodge & Cox's approach to investing
..  Review the objectives, strategies, characteristics and risks of the Funds
..  Review the Funds' daily prices and performance
.. Download or order the Funds' prospectus and Account Application, shareholder reports, IRA plans and other forms.

AUTOMATIC INVESTMENT PLAN You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

SYSTEMATIC WITHDRAWAL PLAN If you own $10,000 or more of a Fund's shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

REINVESTMENT PLAN You may direct that dividend and capital gain distributions be reinvested in additional Fund shares.

INDIVIDUAL RETIREMENT ACCOUNT (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.


  IMPORTANT NOTE: The services described may not be available through some retirement plans or accounts held by investment dealers. If you are investing in such a manner, you should contact your plan administrator/trustee, financial institution or dealer about what services are available and with questions about your account.

                                                         Dodge & Cox Funds / 23

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or since operations began for Dodge & Cox International Stock Fund). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Dodge & Cox Stock Fund                                2002     2001     2000     1999    1998
Year Ended December 31,
Net asset value, beginning of year               $100.51   $ 96.67  $100.52  $ 90.70  $94.57

Income from investment operations:
  Net investment income                             1.53      1.72     2.06     1.49    1.57
  Net realized and unrealized gain (loss)         (12.06)     7.05    13.28    16.51    3.54
                                                 -------------------------------------------
  Total from investment operations                (10.53)     8.77    15.34    18.00    5.11
                                                 -------------------------------------------
Less distributions to shareholders from:
  Net investment income                            (1.51)    (1.73)   (2.09)   (1.48)  (1.56)
  Net realized gain                                (0.42)    (3.20)  (17.10)   (6.70)  (7.42)
                                                 -------------------------------------------
  Total distributions                              (1.93)    (4.93)  (19.19)   (8.18)  (8.98)
                                                 -------------------------------------------
Net asset value, end of year                      $88.05   $100.51   $96.67  $100.52  $90.70
                                                 -------------------------------------------
Total return                                      (10.52)%    9.33%   16.30%   20.20%   5.39%

Ratios/supplemental data:
  Net assets, end of year (millions)             $14,036    $9,396   $5,728   $4,625  $4,355
  Ratio of expenses to average net assets            .54%      .54%     .54%     .55%    .57%
  Ratio of net investment income to
   average net assets                               1.74%     1.80%    2.13%    1.46%   1.63%
  Portfolio turnover rate                             13%       10%      32%      18%     19%
----------------------------------------------------------------------------------------------

Dodge & Cox International Stock Fund                                             2002     2001*
Period Ended December 31,
Net asset value, beginning of period                                         $18.42   $20.00

Income from investment operations:
 Net investment income                                                         0.13     0.14
 Net realized and unrealized loss                                             (2.55)   (1.56)
                                                                             ------   ------
 Total from investment operations                                             (2.42)   (1.42)
                                                                             ------   ------
Less distributions to shareholders from:
 Net investment income                                                        (0.13)   (0.14)
 Net realized gain                                                            (0.06)   (0.02)
                                                                             ------   ------
 Total distributions                                                          (0.19)   (0.16)
                                                                             ------   ------
Net asset value, end of period                                               $15.81   $18.42
                                                                             ------   ------
Total return                                                                 (13.11)%  (7.09)%

Ratios/supplemental data:
 Net assets, end of period (millions)                                          $117      $25
 Ratio of expenses to average net assets                                        .90%     .90%**
 Ratio of expenses to average net assets, excluding reimbursement by
   investment manager                                                          1.03%    2.47%**
 Ratio of net investment income to average net assets                          1.30%    1.74%**
 Portfolio turnover rate                                                         12%      23%
----------------------------------------------------------------------------------------------

 *  For the period May 1, 2001 through December 31, 2001
**  Annualized

24 / Dodge & Cox Funds

Dodge & Cox Balanced Fund                      2002    2001    2000    1999    1998
Year Ended December 31,

Net asset value, beginning of year         $65.42   $63.42  $65.71  $65.22  $66.78

Income from investment operations:
  Net investment income                      1.89     2.12    2.45    2.24    2.24
  Net realized and unrealized gain (loss)   (3.80)    4.07    6.95    5.45    2.17
                                           ---------------------------------------
  Total from investment operations          (1.91)    6.19    9.40    7.69    4.41
                                           ---------------------------------------
Less distributions to shareholders from:
  Net investment income                     (1.88)   (2.14)  (2.47)  (2.22)  (2.23)
  Net realized gain                         (0.88)   (2.05)  (9.22)  (4.98)  (3.74)
                                           ---------------------------------------
  Total distributions                       (2.76)   (4.19) (11.69)  (7.20)  (5.97)
                                           ---------------------------------------
Net asset value, end of year               $60.75   $65.42  $63.42  $65.71  $65.22
                                           ---------------------------------------
Total return                                (2.94)%  10.06%  15.13%  12.06%   6.70%

Ratios/supplemental data:
  Net assets, end of year (millions)       $7,885   $6,040  $4,909  $5,138  $5,693
  Ratio of expenses to average net assets     .53%     .53%    .53%    .53%    .54%
  Ratio of net investment income to
   average net assets                        3.12%    3.28%   3.70%   3.18%   3.29%
  Portfolio turnover rate                      25%      21%     23%     17%     26%
----------------------------------------------------------------------------------

Dodge & Cox Income Fund                       2002    2001    2000     1999    1998
Year Ended December 31,

Net asset value, beginning of year         $12.20  $11.80  $11.40  $12.25   $12.08

Income from investment operations:
  Net investment income                      0.66    0.74    0.77    0.72     0.72
  Net realized and unrealized gain (loss)    0.62    0.46    0.41   (0.82)    0.23
                                           ---------------------------------------
  Total from investment operations           1.28    1.20    1.18   (0.10)    0.95
                                           ---------------------------------------
Less distributions to shareholders from:
  Net investment income                     (0.66)  (0.74)  (0.78)  (0.71)   (0.72)
  Net realized gain                         (0.05)  (0.06)      -   (0.04)   (0.06)
                                           ---------------------------------------
  Total distributions                       (0.71)  (0.80)  (0.78)  (0.75)   (0.78)
                                           ---------------------------------------
Net asset value, end of year               $12.77  $12.20  $11.80  $11.40   $12.25
                                           ---------------------------------------
Total return                                10.75%  10.32%  10.70%   (.81)%   8.08%

Ratios/supplemental data:
  Net assets, end of year (millions)       $3,405  $1,512  $1,021    $974     $952
  Ratio of expenses to average net assets     .45%    .45%    .46%    .46%     .47%
  Ratio of net investment income to
   average net assets                        5.67%   6.18%   6.67%   6.10%    6.00%
  Portfolio turnover rate                      31%     40%     34%     24%      35%
----------------------------------------------------------------------------------

                                                         Dodge & Cox Funds / 25

Officers and Trustees

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

26 / Dodge & Cox Funds

NOTES:


                                                         Dodge & Cox Funds / 27

                                DODGE & COX FUNDS

                             DODGE & COX STOCK FUND
                      DODGE & COX INTERNATIONAL STOCK FUND
                            DODGE & COX BALANCED FUND
                             DODGE & COX INCOME FUND
                     c/o Boston Financial Data Services Inc.
                                  P.O. Box 8422
                        Boston, Massachusetts 02266-8422
                                 (800) 621-3979
                               www.dodgeandcox.com

                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2003

This Statement of Additional Information (SAI) pertains to the Dodge & Cox Funds (Trust), a family of four no-load mutual funds, Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (Funds). Each Fund is a series of the Trust.

This SAI is not the Funds' Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2003 which is incorporated by reference into this SAI. The Funds' Prospectus and most recent annual financial statements may be obtained from the Funds at no charge by writing, visiting our web site, or contacting the Funds at the address, web site, or telephone number shown above. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

                                   ----------

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
         CLASSIFICATION, INVESTMENT RESTRICTIONS AND RISKS........................................        1
           Classification.........................................................................        1
           Investment Restrictions................................................................        1
           Characteristics and Risks of Securities and Investment Techniques......................        2
         MANAGEMENT OF THE FUND...................................................................        9
           Trustees and Officers..................................................................        9
           Principal Holders of Securities........................................................       15
           Investment Manager.....................................................................       15
           Other Service Providers................................................................       16
         BROKERAGE ALLOCATION AND OTHER PRACTICES.................................................       17
         CAPITAL STOCK............................................................................       19
         PURCHASE, REDEMPTION AND PRICING OF SHARES...............................................       19
         TAXATION OF THE FUND.....................................................................       20
         PRINCIPAL UNDERWRITER....................................................................       24
         PERFORMANCE INFORMATION..................................................................       24
         FINANCIAL STATEMENTS.....................................................................       26
         APPENDIX:  RATINGS.......................................................................       27

                                   ----------

CLASSIFICATION, INVESTMENT RESTRICTIONS AND RISKS

CLASSIFICATION

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (1940 Act), classifies investment companies as either diversified or nondiversified, and each of the Funds is a diversified series of the Trust.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions. These restrictions, as well as a Fund's investment objectives, cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

DODGE & COX STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND, DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer.

2. Invest in any company for the purpose of exercising control or management.

3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

4.      Purchase securities on margin or sell short.

5. Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

6. Purchase any security if as a result a Fund would then have more than 15% (10% for the Dodge & Cox Income Fund) of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under federal securities laws.

7. Purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although a Fund may invest in stocks or debt instruments of companies which invest in or sponsor such programs.

8. Purchase or sell commodities, commodity contracts or real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

DODGE & COX STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND AND DODGE & COX BALANCED FUND

9.      Issue senior securities.

10. Borrow money except as a temporary measure for extraordinary or emergency purposes and not for the purchase of investment securities and then only from banks. The amount borrowed shall not exceed 10% of the Fund's total assets at cost or 5% of the value of total assets, whichever is less, provided that such borrowings shall have an asset coverage of 300%.

11. Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors. Dodge & Cox International Stock Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund's Board of Trustees.

DODGE & COX INCOME FUND

12. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at the lesser of cost or market value.

13. Borrow money, except the Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or market value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain an asset coverage of not less than 300% with respect to all borrowings.

14. Make loans of money, except by the purchase of debt securities or by entering into repurchase agreements, as permitted by the Fund's other investment policies and restrictions. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund's Board of Trustees.

15.     Write put or call options.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other instrument, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or instrument. Industries are determined by reference to the classifications of industries set forth in a Fund's semi-annual and annual report.

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

As applicable, each Fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. Dodge & Cox International Stock Fund is also subject to risks unique to international investing. See discussion under "Foreign Securities." Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objective(s).

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund's investment program. The following further describes the principal types of portfolio securities and investment management practices of the Funds.

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund). Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred Stocks. Each Fund may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

Convertible Securities and Warrants. The Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. There are, of course, other types of securities that are or may become available, which are similar to the warrants, and the Fund may invest in these securities.

Foreign Securities. The Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. In addition, Dodge & Cox International Stock Fund may invest in foreign currency denominated securities listed on non-U.S. markets. You should consider carefully the substantial risks involved in investing in the securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. The political, economic and social structures of certain foreign countries, especially developing or emerging countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East), may be more volatile and less developed than those in the U.S.

Political and economic factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such matters as growth of gross national product, rate of inflation (e.g., hyperinflation), capital reinvestment, artificial currency exchange rates or currency devaluations, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the

United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. By the end of 2001, Argentina suffered deep economic deterioration and political instability which resulted in Argentina suspending payments on external debt, abrogating the convertibility of the Argentine peso, placing restrictions on bank withdrawals, and revaluing U.S. dollar bank deposits and debts. In addition, significant external political risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another, and there is a demilitarized border and hostile relations between North and South Korea.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose risks such as greater social, economic and political uncertainty and instability (including amplified risk of war, terrorism and adverse impacts from widespread epidemics).

Investment and repatriation restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998 the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the Fund's investments.

Currency fluctuations. Dodge & Cox International Stock Fund invests directly in securities denominated in various currencies. The other Funds will invest only in U.S. dollar-denominated foreign securities, the underlying securities of which will be denominated in various currencies. A change in the value of a currency in which the foreign security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets. Such changes will also affect a Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline. There may be no significant foreign exchange market for many currencies and it would, as a result, be difficult for Dodge & Cox International Stock Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar.

Market characteristics. It is contemplated that most foreign securities will be purchased by Dodge & Cox International Stock Fund in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. Investments in certain markets may be made through American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs) traded in the United States or on foreign exchanges. Foreign markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign exchanges are generally higher than commissions on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

Investment Funds (Dodge & Cox International Stock Fund). The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and supervision. There is generally less publicly available information about foreign companies which is comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It may be difficult to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments with respect to foreign investments in foreign courts. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Taxes. Taxation of dividends and capital gains received by non-residents such as the Fund varies among foreign countries, and, in some cases, is comparatively high. The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, stamp duties and transaction taxes. In addition, developing or emerging countries typically have less well defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. All of these factors may reduce the net amount of income available for distribution to a Fund's shareholders.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

U.S. Government Obligations. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration, the Veterans Administration, the Federal Housing Administration and the Export-Import Bank.

While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored enterprises or agencies. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund's shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Collateralized mortgage obligations (CMOs) are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (REMIC) is a CMO that qualifies for special federal income tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities' weighted-average life, a measure of the securities' cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by an agency of the U.S. government or have a AA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under conservative default prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

Restricted Securities (Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). The Fund may invest in restricted securities (privately placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% (10% for the Dodge & Cox Income Fund) of the value of the Fund's total assets.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trust's Board of Trustees.

Structured Investments (Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Included among the issuers of debt securities in which a Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. They may entail significant risks that are not associated with a similar instrument in a traditional market.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act.

Inflation-Indexed Bonds (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The real (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in the Consumer Price Index (CPI). The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the CPI falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount upon maturity is guaranteed by the U.S. Treasury. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The U.S. Treasury began issuing inflation-indexed bonds (commonly referred to as "TIPS" or "Treasury Inflation- Protected Securities") in 1997. As such, there is a short trading history of these securities, and there can be no assurance that a liquid market in these instruments will continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds.

The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

When-Issued or Delayed-Delivery Securities (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

The purchase price and yield on these securities are generally set at the time of purchase. On the date that a security is purchased on a when-issued basis, a Fund reserves liquid assets with a value at least as great as the purchase price of the security, in a segregated account at the custodian bank, as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in a Fund's net asset value as of the purchase date, however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if Dodge & Cox deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase a Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Unsettled securities purchased on a when-issued or delayed-delivery basis will not exceed 5% of a Fund's total assets at any one time.

Cash Position. Each Fund will hold a certain portion of its assets in U.S. dollar-denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox International Stock Fund may also hold bank time deposits denominated in the currency of any major nation.

Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

Repurchase Agreements. A Fund may enter into a repurchase agreement through which an investor (such as a Fund) purchases a security (underlying security) from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and instrumentalities, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Borrowing Money. The Funds can borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Such borrowing may be collateralized with Fund assets, subject to restrictions.

Lending of Portfolio Securities (Dodge & Cox International Stock Fund and Dodge & Cox Income Fund). Each Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

Investment Companies. The Funds can purchase the securities of other investment companies, including money market funds, as permitted by the 1940 Act.

Foreign Currency Transactions (Dodge & Cox International Stock Fund). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Dodge & Cox believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the Securities and Exchange Commission (SEC). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Dodge & Cox. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

ADDITIONAL RISKS

General. Because of its investment policy, each Fund may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund's assets will be subject to all of the risks of investing in the financial markets. All investment entails risk. The value of the portfolio securities of a Fund will fluctuate based upon market conditions. Although a Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can be no guarantee that a Fund will achieve its investment objectives.

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. Dodge & Cox will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Debt Obligations. A Fund will invest in debt securities which hold the prospect of contributing to the achievement of a Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, each Fund's investment program permits it to hold investment-grade securities that have been downgraded. In addition, the Dodge & Cox Income Fund may invest in lower-quality securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer--than higher-quality investments. Such securities are also subject to special risks, discussed below. Although a Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Special Risks of High-Yield Investing. As described above, under limited circumstances, a Fund may hold low-quality bonds commonly referred to as "junk bonds". Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective will be more dependent on Dodge & Cox's credit analysis than would be the case if a Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Trust is organized as a Delaware statutory trust. The Trust's Board of Trustees supervises the Trust operations and performs statutory duties required by applicable state and Federal law. The address for each Trustee and Officer is c/o Dodge & Cox, One Sansome Street, 35th Floor, San Francisco, California 94104-4443 unless otherwise noted. Each Trustee and Officer oversees all four portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

                                    TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) WITH TRUST                                                         OTHER DIRECTORSHIPS
NAME AND ADDRESS (AGE)         (TIME SERVED)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Harry R. Hagey* (62)           Chairman and Trustee         Chairman, Chief Executive Officer and Director              --
                               (Trustee since 1975)         of Dodge & Cox, Portfolio Manager, and member
                                                            of Investment Policy Committee

John A. Gunn* (59)             President and Trustee        President, Chief Investment Officer and                    --
                               (Trustee since 1985)         Director of Dodge & Cox, Portfolio Manager, and
                                                            member of Investment Policy Committee, Fixed
                                                            Income Strategy Committee, and International
                                                            Investment Policy Committee

Dana M. Emery* (41)            Vice President and Trustee   Senior Vice President (since 1998) and Director
                               (Trustee since 1993)         of Dodge & Cox, Manager-Fixed Income, and
                                                            member of Investment Policy Committee and Fixed            --
                                                            Income Strategy Committee

INDEPENDENT TRUSTEES

William F. Ausfahl (63)        Trustee                      CFO, The Clorox Co. (1982-1997); Director, The             --
                               (since 2002)                 Clorox Co. (1984-1997)

L. Dale Crandall (61)          Trustee                      President, Kaiser Foundation Health Plan, Inc.    Director, Union
                               (since 1999)                 and Kaiser Foundation Hospitals (2000-2002);      BanCal Corporation
                                                            Executive Vice President - Finance and            (bank holding
                                                            Administration & CFO, Kaiser Foundation Health    company) and Union
                                                            Plan, Inc. and Kaiser Foundation Hospitals        Bank of California
                                                            (1998-2000); Executive Vice President & CFO,      (commercial bank);
                                                            APL Limited (shipping) (1995-1998)                Director, Covad
                                                                                                              Communications Group
                                                                                                              (broadband
                                                                                                              communication
                                                                                                              services); Director,
                                                                                                              Ansell Limited
                                                                                                              (multinational
                                                                                                              manufacturing,
                                                                                                              wholesaling and
                                                                                                              retailing); Director,
                                                                                                              BEA Systems, Inc.
                                                                                                              (application
                                                                                                              infrastructure
                                                                                                              software provider)

Thomas A. Larsen (53)          Trustee                      Director in Howard, Rice, Nemerovski, Canady,              --
Three Embarcadero Center,      (since 2002)                 Falk & Rabkin (Law Firm) (1977-Present)
3rd Floor
San Francisco, CA  94111

                               POSITION(S) WITH TRUST                                                         OTHER DIRECTORSHIPS
NAME AND ADDRESS (AGE)         (TIME SERVED)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Will C. Wood (63)              Trustee                      Principal, Kentwood Associates, Financial         Director, Banco
                               (since 1992)                 Advisers (1994-Present)                           Latinoamericano de
                                                                                                              Exportaciones S.A.
                                                                                                              (Latin American
                                                                                                              Foreign Trade Bank);
                                                                                                              Director, Dover
                                                                                                              Investment Corp.
                                                                                                              (Real Estate
                                                                                                              Development)

                                    OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) WITH TRUST                                                         OTHER DIRECTORSHIPS
NAME AND ADDRESS (AGE)         (TIME SERVED)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
A. Horton Shapiro (63)         Executive Vice President     Senior Vice President and Director of Dodge &              --
                               (since 1998)                 Cox, Portfolio Manager, and member of
                                                            Investment Policy Committee and Fixed Income
                                                            Strategy Committee

Katherine Herrick Drake (49)   Vice President               Vice President of Dodge & Cox, Portfolio
                               (since 1993)                 Manager, and member of Investment Policy                   --
                                                            Committee

Kenneth E. Olivier (51)        Vice President               Executive Vice President (since 2002) and
                               (since 1992)                 Director of Dodge & Cox, Portfolio Manager, and            --
                                                            member of Investment Policy Committee

John M. Loll (36)              Treasurer and Assistant      Vice-President and Treasurer (since 2000) of
                               Secretary                    Dodge & Cox; prior to 2000, Fund Administration            --
                               (since 2000)                 and Accounting Manager, Dodge & Cox

Thomas M. Mistele (49)         Secretary and Assistant      Vice-President (since 1998), Secretary and
                               Treasurer                    General Counsel of Dodge & Cox                             --
                               (since 2000)

Wendell W. Birkhofer (46)      Assistant Vice President     Vice President of Dodge & Cox, Portfolio
                               (since 2001)                 Manager, Investment Analyst, and member of                 --
                                                            Investment Policy Committee

Steven H. Cassriel (41)        Assistant Vice President     Vice President of Dodge & Cox, Portfolio                   --
                               (since 2001)                 Manager, and Investment Analyst

Thomas S. Dugan (38)           Assistant Vice President     Vice President (since 1998) of Dodge & Cox,
                               (since 2001)                 Portfolio Manager, Investment Analyst, and                 --
                                                            member Fixed Income Strategy Committee


David J. Edwards (41)          Assistant Vice President     Vice President (since 2001) of Dodge & Cox, and            --
                               (since 2001)                 Mutual Fund Client Service Representative

                              OFFICERS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                               POSITION(S) WITH TRUST                                                         OTHER DIRECTORSHIPS
NAME AND ADDRESS (AGE)         (TIME SERVED)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Steven T. Gorski (33)          Assistant Vice President     Mutual Fund Client Service Representative                  --
                               (since 2001)

Kevin D. Johnson (41)          Assistant Vice President     Vice President of Dodge & Cox, Portfolio                   --
                               (since 2001)                 Manager, and Investment Analyst

Jeffrey L. Klein (37)          Assistant Vice President     Vice President of Dodge & Cox, Portfolio                   --
                               (since 2003)                 Manager and Investment Analyst, and member
                                                            Investment Policy Committee and Fixed Income
                                                            Strategy Committee

Peter C. Lambert (50)          Assistant Vice President     Vice President of Dodge & Cox, Portfolio
                               (since 2001)                 Manager, and member Investment Policy Committee            --
                                                            and Fixed Income Strategy Committee

Mary Ann Milias (58)           Assistant Vice President     Vice President (since 2002) of Dodge & Cox
                               (since 2002)                 (since 2001); Executive Director, Morgan
                                                            Stanley Institutional Investment Management                --
                                                            (1996-2001).

Ria T. Nickens (32)            Assistant Vice President     Client Service Representative (since 2000);
                               (since 2002)                 Consultant, Client Liaison and  Performance
                                                            Analyst, Husic Capital Management (1998-2000);
                                                            Mutual Fund Associate/Assistant Compliance                 --
                                                            Officer, Osterweis Capital Management,
                                                            (1995-1998)

Lynn A. Poole (43)             Assistant Vice President     Vice President of Dodge & Cox, Portfolio                   --
                               (since 2001)                 Manager, and Investment Analyst

Kent E. Radspinner (36)        Assistant Vice President     Vice President of Dodge & Cox (since 2001),
                               (since 2003)                 Investment Analyst, and member of Fixed Income             --
                                                            Strategy Committee

Larissa M. Roesch (36)         Assistant Vice President     Vice President of Dodge & Cox (since 2002),
                               (since 2003)                 Investment Analyst, and member of Fixed Income             --
                                                            Strategy Committee

Gregory R. Serrurier (47)      Assistant Vice President     Vice President of Dodge & Cox, Portfolio
                               (since 2001)                 Manager, and member of Investment Policy
                                                            Committee and International Investment Policy              --
                                                            Committee

Diana S. Strandberg (43)       Assistant Vice President     Vice President of Dodge & Cox, Portfolio
                               (since 2001)                 Manager, and member International Investment               --
                                                            Policy Committee

Robert B. Thompson (55)        Assistant Vice President     Vice President of Dodge & Cox, Portfolio                   --
                               (since 2001)                 Manager, and member Fixed Income Strategy
                                                            Committee

* Each has been an employee of Dodge & Cox, 35th Floor, One Sansome Street, San Francisco, California for over 15 years in an executive position and is an "interested person" of the Trust as defined in the 1940 Act.

The Board of Trustees has three standing committees listed below:

                                                                                                              NUMBER OF MEETINGS
                                                                                                              HELD DURING LAST
                               FUNCTIONS                                           MEMBERS                    FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                Oversee the Funds' accounting and financial         William F. Ausfahl                   2
                               reporting policies and practices and internal       L. Dale Crandall
                               controls, assure the quality and objectivity of     Thomas A. Larsen
                               the independent audit and each Fund's financial     Will C. Wood (Chairman)
                               statements, act as a liaison between the Board of
                               Trustees and the Funds' external auditors, and
                               periodically report to the Board of Trustees.

NOMINATING COMMITTEE           Nominate proposed members of the Board of           William F. Ausfahl
                               Trustees, evaluate and recommend to the Board of    L. Dale Crandall (Chairman)
                               Trustees the compensation of Trustees and Trustee   Thomas A. Larsen
                               expense reimbursement policies, and evaluate the    Will C. Wood
                               performance of the Board of Trustees as deemed
                               necessary.                                                                               1

                               The Nominating Committee will consider
                               shareholder recommendations for trustee nominees.
                               Shareholders may send recommendations to the Secretary of the Trust.

SPECIAL VALUATION COMMITTEE    Reviews Valuation Procedures adopted by the Board   William F. Ausfahl                   0
                               of Trustees and responsible for monitoring the      L. Dale Crandall
                               value of each Fund's assets.                        Thomas A. Larsen
                                                                                   Will C. Wood (Chairman)

Trustees and officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. On March 31, 2003 the officers and Trustees of the Trust owned less than 1.0% of the outstanding shares of Dodge & Cox Stock Fund, Dodge and Cox Balanced Fund, and Dodge & Cox Income Fund. On March 31, 2003, the officers and Trustees of the Trust owned 7.8%* of the outstanding shares of Dodge & Cox International Stock Fund.

* This percentage of ownership excludes shares of Dodge & Cox International Stock Fund owned by officers and Interested Trustees of the Trust through the Dodge & Cox Pension and Profit Sharing Plans. On March 31, 2003, Trust officers and Interested Trustees beneficially owned 3.5% of the outstanding shares of Dodge & Cox International Stock Fund through the Dodge & Cox Pension and Profit Sharing Plans.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2002.

                                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                                     EQUITY SECURITIES IN ALL
                                                                                                     REGISTERED INVESTMENT
                                                                                                     COMPANIES OVERSEEN BY TRUSTEE
                                                                                                     IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                        COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Harry R. Hagey                 Dodge & Cox Stock Fund                           Over $100,000
                               Dodge & Cox International Stock Fund             Over $100,000                 Over $100,000
                               Dodge & Cox Balanced Fund                        Over $100,000
                               Dodge & Cox Income Fund                          Over $100,000

John A. Gunn                   Dodge & Cox Stock Fund                           Over $100,000
                               Dodge & Cox International Stock Fund             Over $100,000                 Over $100,000
                               Dodge & Cox Balanced Fund                        Over $100,000
                               Dodge & Cox Income Fund                          Over $100,000

Dana M. Emery                  Dodge & Cox Stock Fund                           Over $100,000
                               Dodge & Cox International Stock Fund             Over $100,000                 Over $100,000
                               Dodge & Cox Balanced Fund                        Over $100,000
                               Dodge & Cox Income Fund                          Over $100,000

INDEPENDENT TRUSTEES

William F. Ausfahl             Dodge & Cox Stock Fund                          $10,001 - $50,000
                               Dodge & Cox International Stock Fund            $10,001 - $50,000              Over $100,000
                               Dodge & Cox Balanced Fund                        Over $100,000
                               Dodge & Cox Income Fund                         $10,001 - $50,000

L. Dale Crandall               Dodge & Cox Stock Fund                           Over $100,000
                               Dodge & Cox International Stock Fund                  --                       Over $100,000
                               Dodge & Cox Balanced Fund                             --
                               Dodge & Cox Income Fund                               --

Thomas A. Larsen               Dodge & Cox Stock Fund                          $10,001 - $50,000
                               Dodge & Cox International Stock Fund            $10,001 - $50,000            $50,001 - $100,000
                               Dodge & Cox Balanced Fund                             --
                               Dodge & Cox Income Fund                               --

Will C. Wood                   Dodge & Cox Stock Fund                           Over $100,000
                               Dodge & Cox International Stock Fund            $10,001 - $50,000              Over $100,000
                               Dodge & Cox Balanced Fund                          $1-$10,000
                               Dodge & Cox Income Fund                            $1-$10,000

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its officers or Trustees, and has no bonus, profit-sharing, pension or retirement plan.

                               TOTAL COMPENSATION FROM FUNDS AND THE DODGE &
                               COX FUNDS COMPLEX PAID TO TRUSTEES FOR YEAR
    INDEPENDENT TRUSTEE        ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
    William F. Ausfahl                        $ 18,804

    L. Dale Crandall                          $ 25,500

    Max Gutierrez, Jr. *                      $ 16,500

    Thomas A. Larsen                          $ 18,804

    Will C. Wood                              $ 25,500

* Effective December 31, 2002, Max Gutierrez, Jr. resigned as a member of the Board of Trustees. Mr. Gutierrez resigned in accordance with the Trust's retirement policy which requires retirement of Trustees of the Trust at age
   72. As of December 31, 2002, Mr. Gutierrez was 72 years of age and, accordingly, resigned.

PRINCIPAL HOLDERS OF SECURITIES

On March 31, 2003, Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122, owned of record 32,125,484 shares (18.0%), 1,189,900 shares
(14.9%), 17,107,455 shares (12.4%) and 42,727,466 shares (13.4%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. National Financial Services Inc., Church Street Station, P.O. Box 3908, New York, NY 10008-3908, owned of record 15,208,495 shares (8.5%), 8,533,401 shares
(6.2%) and 32,260,556 shares (10.1%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. Dodge & Cox Pension and Profit Sharing Trusts, One Sansome Street, 35th Floor, San Francisco, California 94104, owned of record 423,667 shares (5.3%) of the outstanding shares of Dodge & Cox International Stock Fund. The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of each Fund.

INVESTMENT MANAGER

Dodge & Cox, One Sansome Street, 35th Floor, San Francisco, California 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930 and has served as manager and investment adviser for the Funds since each Fund's inception. Each Fund's investments are managed by Dodge & Cox's Investment Policy Committee (the Fixed-Income Strategy Committee for fixed-income securities and the International Investment Policy Committee for the Dodge & Cox International Stock Fund), and no one person is primarily responsible for making investment recommendations to the Committee. The research work of the firm is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of each Fund. Dodge & Cox International Stock Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. The Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The investment management agreements with Dodge & Cox Income Fund and Dodge & Cox Stock Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 1% and 0.75%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 2002 under the agreements. For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox International Stock Fund for all ordinary expenses to the extent necessary to maintain Total Fund Operating Expenses at 0.90%. The agreement with the Dodge & Cox International Stock Fund is renewable annually thereafter and is subject to 30 days written notice by either party. Pursuant to the expense reimbursement agreement with Dodge & Cox International Stock Fund, Dodge & Cox reimbursed Dodge & Cox International Stock Fund $104,900 and $143,265 for fiscal years ended December 31, 2002 and 2001, respectively. Investment management fees received by Dodge & Cox from the Funds for the last three years were as follows:

                                                    2002           2001          2000
                                               -------------  -------------  ------------
Dodge & Cox Stock Fund                         $  59,237,362  $  36,480,297  $ 24,282,136

Dodge & Cox International Stock Fund*                479,220         54,509            --

Dodge & Cox Balanced Fund                         35,107,055     26,928,588    24,055,715

Dodge & Cox Income Fund                            9,421,276      5,186,678     3,955,504

*  Commenced operations on April 30, 2001.

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox's fee, each Fund pays other direct expenses, including transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; and Trustee fees and expenses. In 2002, the ratio of total operating expenses to average net assets of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund were 0.54%, 0.90% (after reimbursement by Dodge & Cox), 0.53% and 0.45%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

The Board of Trustees is responsible for overseeing the performance of the Funds' investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year. In December 2002, the Board received and reviewed materials specifically relating to the existing Investment Management Agreements. These materials included information prepared by Dodge & Cox which compared the Funds to a peer group of funds with regard to advisory fee rates, expense ratios and reimbursements (Dodge & Cox International Stock Fund only), and portfolio turnover rates, as well as an appropriate index or combination of indices. The Independent Trustees also retained Morningstar(R) to prepare an independent expense and performance summary of each Fund and of comparable funds managed by other advisers. The materials reviewed also included the Dodge & Cox profitability, financial results and conditions, and allocation of Fund brokerage, sales and redemption data for the Funds, including "soft dollar" payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, brokerage commissions, expenses paid by Dodge & Cox, advisory fee revenue, information regarding compliance and supervision of third-party service providers (e.g., custodian, "Blue Sky" administrator, transfer agent and fund accountant), web services, character of non-advisory services, the record of compliance with the Funds' investment policies and restrictions and the Funds' Code of Ethics, investment management staffing, the information furnished to investors, including the Funds' shareholders, terms of each Agreement, and recordkeeping reimbursements for the same periods.

The Board had also received a memorandum discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Investment Management Agreements themselves. The Board of Trustees, including the Independent Trustees, concluded the existing Investment Management Agreements are fair and reasonable and that the existing Investment Management Agreements between the Funds and Dodge & Cox be continued through December 31, 2003. In considering the Investment Management Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with their approval of the Investment Management Agreements include the following: Dodge & Cox's established long-term history of care and conscientiousness in the management of the Funds; the nature, extent and quality of the services provided by Dodge & Cox; performance information which demonstrates a consistent pattern of favorable performance for investors; compliance with each Funds' investment objectives and policies; frequent favorable recognition of Dodge & Cox and the Funds in the media and industry publications; low portfolio turnover and relative tax efficiency of the Funds; Dodge & Cox's performance in the areas of compliance, administration and shareholder communication; Dodge & Cox's reimbursement of recordkeeping expenses to third-party retirement plan administrators; Dodge & Cox's reimbursement of Fund expenses for the International Stock Fund; profitability of Dodge & Cox's relationship with the Funds relative to the favorable services provided; favorable rankings in performance results, expense ratios and advisory fees relative to peer group funds; economies of scale factors, including comparable fund expense ratios and historical expense ratio patterns for the Funds; depth, background and experience of the Dodge & Cox investment staff, including the Investment Policy Committee, International Investment Policy Committee, and Fixed Income Strategy Committee; the character and amount of other incidental benefits received by Dodge & Cox, including the receipt of research through the use of soft dollars; distribution, administrative, shareholder and management services performed by Dodge & Cox; and the importance of Dodge & Cox remaining independent.

OTHER SERVICE PROVIDERS

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, P.O. Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979), at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accountant for the Funds. As Foreign Custody Manager for the Dodge & Cox International Stock Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. Boston Financial Data Services, P.O.

Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979) acts as transfer and dividend disbursing agent for the Funds.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, are independent accountants to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the accounts and records of each Fund, reports on the Fund's annual financial statements and performs tax and accounting advisory services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (brokers) for the execution of a Fund's portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by Dodge & Cox as able to achieve "best execution" of such orders. Best execution means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers to execute the Funds' portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Dodge & Cox to seek the lowest available commission rate where it is believed that a broker charging a higher commission rate would offer greater reliability or provide better price or execution.

3. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

        For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

4. Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934
        Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable. Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox's overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account a Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds.

        The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms. The views and information include such matters as communications with persons having special expertise on certain companies, industries, areas of economy or market factors and written materials on these and other areas which might affect the economy or securities prices.

        Research services may also include information transnational economies, industries, countries, groups of securities and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; pricing and appraisal services; issuer disclosure services; credit, risk measurement and performance analysis; and analysis of corporate responsibility issues. Research services are subject to internal analysis before being incorporated into Dodge & Cox's investment process.

5. Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox's accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions paid by Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund during the last three years were as follows:

                                                    2002            2001          2000
                                               -------------   -------------  ------------
Dodge & Cox Stock Fund                         $  15,407,262*  $   5,470,473  $  3,482,163

Dodge & Cox International Stock Fund**               332,855          60,193            --

Dodge & Cox Balanced Fund                          5,567,673*      1,873,285     2,119,243

* The increase in brokerage commissions from 2001 to 2002 was primarily due to large increases in subscription activity in 2002.

** Commenced operations on April 30, 2001.

In 2002 securities transactions allocated to brokers based on arrangements to provide research services to Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund totaled $289,872,786, $0 and $131,910,239, respectively, and brokerage commissions paid on such transactions amounted to $540,954, $0 and $261,004, respectively. Except as indicated above, Dodge & Cox does not intend to place portfolio transactions with any particular brokers.

Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

CAPITAL STOCK

The Trust has four classes of beneficial shares, each share evidences an equal beneficial ownership in a Fund, and there is no limit to the number of shares that may be issued. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. The Dodge & Cox International Stock Fund was established in 2001. All shares have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The procedures for purchasing and redeeming shares of a Fund are described in the Funds' Prospectus, which is incorporated herein by reference.

Net Asset Value per Share. The purchase and redemption price of a Fund's shares is equal to a Fund's net asset value per share (NAV) or share price. A Fund determines its NAV by subtracting a Fund's total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of a Fund is normally calculated as of the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of NAV (and the offering, sale redemption and repurchase of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted,
(c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

In determining total NAV of a Fund, stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if no sale, it will be valued at the mean between the bid and ask prices for the day. Fixed-income securities, including listed issues, are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. These values take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Use of pricing services has been approved by the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available and all other assets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Trading in securities denominated in foreign currencies and traded on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the value of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board of Trustees.

In-Kind Exchange of Securities. Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value;
(iii) must be liquid; (iv) must not be subject to restrictions on resale; and
(v) the market value of any securities exchanged, plus any cash, must be at least $25 million; Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Redemptions in Kind. The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUND

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even if those distributions are attributable (wholely or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

You need to be aware of the possible tax consequences when:

        . You sell Fund shares, including an exchange from one Fund to another.

        .       A Fund makes a distribution to your account.

Taxes on Fund redemptions. Upon a redemption, sale or exchange of shares of a Fund, you will realize a taxable gain or loss depending upon your basis in your shares. A gain or loss will generally be treated as capital gain or loss, and the rate of tax will depend upon your holding period for your shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

In January, you will be sent Form 1099-B, indicating the amount of sales made in a Fund during the prior year. This information will also be reported to the IRS. For certain accounts opened after September 30, 1987, the Funds will provide you with the average cost of the shares sold during the year, based on the "average cost single category" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as the "specific identification" method. However, if you change your method for determining cost basis with respect to a Fund, the IRS may determine that you have made an unauthorized change to your method of accounting. You should consult your own tax advisor before changing methods.

To help you maintain accurate records, you will be sent a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the year.

Taxes on Fund distributions. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund, other than the Income Fund, may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

In January, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Beginning in the year 2001 for individual shareholders in the 15% or lower federal income tax bracket (or in the year 2006 for shareholders in the 27% or higher bracket), capital gain distributions from the Fund's sale of certain securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 27% or higher bracket). In January, the Fund will report to you the percentage of capital gain distributions that are eligible for the lower capital gains rates.

Pass-Through of Foreign Tax Payments (Dodge & Cox International Stock Fund). The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of the Fund's total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days. You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. For individuals, foreign taxes may not be deducted in computing alternative minimum taxable income, and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation). If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Effect of Foreign Debt Investment on Distributions (Dodge & Cox International Stock Fund). Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

Federal Tax Treatment of Forward Foreign Exchange Contracts (Dodge & Cox International Stock Fund). The Fund may enter into certain forward foreign exchange contracts which will be treated as "Section 1256 contracts" or straddles. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Forward foreign exchange contracts that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for the Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign forward exchange contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

PFIC Securities. A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Tax effect of buying shares before a capital gain or income distribution. If you buy shares shortly before or on the "record date" for a Fund distribution -- the date that establishes you as the person to receive the upcoming distribution -- you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund's record date before investing. Of course, a Fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

Backup withholding on dividends, capital gain distributions and redemptions. Each Fund generally will be required to withhold federal income tax ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if
(1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. The rate of backup withholding is 30% in 2003 (29% for 2004). Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

The discussion above and in the Funds' Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust's legal counsel has expressed no opinion in respect thereof.

PRINCIPAL UNDERWRITER

The Trust is the sole and principal underwriter of the shares of the Funds.

PERFORMANCE INFORMATION

Each Fund may include figures indicating its total return or yield in advertisements or reports to shareholders or prospective investors.

TOTAL RETURN (BEFORE TAXES)

Quotations of a Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years, will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, but will not take into account any income taxes payable by shareholders, and will be calculated according to the following formula:

                                       P (1 + T)[POWER OF n] = ERV

where           P            =   a hypothetical initial payment of $1,000,

                T            =   the average annual total return,

                n            =   the number of years,

              ERV            =   the ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

A Fund's average annual return after taxes on distributions will be calculated according to the following formula:

                                     P (1 + T)[POWER OF n] = ATV[BASE OF D]

where           P            =   a hypothetical initial payment of $1,000,

                T            =   the average annual total return (after taxes on
                                 distributions),

                n            =   the number of years,

              ATV[BASE OF D]=    the ending value of a hypothetical
                                 $1,000 payment made at the beginning of the period, after taxes on fund distributions, but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

A Fund's average annual return after taxes on distributions and redemption will be calculated according to the following formula:

                                     P (1 + T)[POWER OF n] = ATV[BASE OF DR]

where           P            =   a hypothetical initial payment of $1,000,

                T            =   the average annual total return (after taxes on
                                 distributions and redemption),

                n            =   the number of years,

              ATV[BASE OF DR]=   the ending value of a hypothetical $1,000
                                 payment made at the beginning of the period, after taxes on fund distributions and after taxes on redemption.

The average annual total returns of the Funds for the one, five and ten-year periods (or for the periods the Fund has been in operation) ended December 31, 2002 were as follows:

                                                  1 Year       5 Years     10 Years
                                                 ---------    ---------   ----------
DODGE & Cox Stock Fund
   Return before Taxes                              -10.52%        7.58%       14.15%
   Return after Taxes on Distributions              -11.18         5.31        11.93
   Return after Taxes on Distributions
    and Sale of Fund Shares                          -6.38         5.63        11.32

                                                  1 Year      Life of Fund*
                                                 ---------    ------------
DODGE & Cox International Stock Fund
   Return before Taxes                              -13.11%         -12.05%
   Return after Taxes on Distributions              -13.28          -12.28
   Return after Taxes on Distributions
    and Sale of Fund Shares                          -7.82           -9.55

*  For the period May 1, 2001 through December 31, 2002.

                                                  1 Year       5 Years     10 Years
                                                 ---------    ---------   ----------
DODGE & COX BALANCED FUND
     Return before Taxes                             -2.94         8.01        11.96
     Return after Taxes on Distributions             -4.36         5.22         9.39
     Return after Taxes on Distributions
      and Sale of Fund Shares                        -1.59         5.59         9.02

DODGE & COX INCOME FUND
     Return before Taxes                             10.75         7.71         7.95
     Return after Taxes on Distributions              8.42         5.12         5.21
     Return after Taxes on Distributions
      and Sale of Fund Shares                         6.59         4.89         5.02

Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.

Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results according to the following formula:

                                     YIELD = 2[(a-b+1)[POWER OF 6] -1]
                                                --
                                                cd

where           a     =   dividends and interest earned during the period,

                b     =   expenses accrued for the period (net of reimbursements
                          or waivers),

                c     =   the average daily number of shares outstanding
                          during the period

                          that were entitled to receive dividends, and

                d     =   the maximum offering price per share on the last day
                          of the period.

The Funds' current yields for the thirty days ended December 31, 2002 were as follows:

                Dodge & Cox Stock Fund                             1.77%

                Dodge & Cox International Stock Fund               1.79%

                Dodge & Cox Balanced Fund                          2.73%

                Dodge & Cox Income Fund                            4.55%

Yield does not directly reflect changes in net asset value per share which occurred during the period.

As appropriate, performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500(R) Composite Index, MSCI(R) Indices, the Lehman Brothers(R) Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed- principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in a Fund's expenses and in the asset size of a Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of a Fund's portfolio investments, market conditions during the particular time period and operating expenses. Further information about the performance of a Fund is contained in each Fund's Annual Report which may be obtained without charge from the Fund. A Fund and Dodge & Cox may also refer to the following information:

1. Portfolio information, including median market capitalization, price-to-earnings ratio, price-to-book value, average bond quality, average bond maturity, country/currency weightings, price-to-sales ratios and effective bond duration.

2. The asset allocation and sector weightings of a Fund's portfolio and a Fund's top ten holdings.

3. A description of the Dodge & Cox investment management philosophy and approach.

FINANCIAL STATEMENTS

Please refer to the Dodge & Cox Stock, International Stock, Balanced and Income Funds' Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of independent accountants contained in each Fund's 2002 Annual Report to Shareholders. The Financial Statements and the report of independent accountants (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of any Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds' web site at www.dodgeandcox.com, or telephoning the Fund (1-800-621-3979).

APPENDIX:  RATINGS

A debt obligation rating by Moody's or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The following is a description of the characteristics of ratings as published by Moody's and S&P.

RATINGS BY MOODY'S  (MOODY'S INVESTORS SERVICE)

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A       Bonds which are rated A possess many favorable investment
attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa     Bonds which are rated Baa are considered as medium-grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba      Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B       Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S&P (STANDARD & POOR'S RATINGS GROUP)

        AAA     Debt rated AAA has the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

        A       Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated groups.

        BBB     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher-rated groups.

        BB, B   Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

                                DODGE & COX FUNDS

                           PART C - OTHER INFORMATION

Item 23.    Exhibits:

            (a)   Trust Instrument *
            (b)   Bylaws *
            (d)   Investment Management Agreements **
            (e)   Distributing Agent Agreement ***
            (g)   Form of Custody Agreement **
            (h)1  Form of Transfer Agency Agreement **
            (h)2 Anti-Money Laundering Amendment to Form of Transfer Agency Agreement
            (i)   Opinion and Consent of Counsel ****
            (j)1  Consent of Independent Accountants
            (j)2  Signatures/Power of Attorney
            (p)   Code of Ethics

            * Exhibits were filed with Post-Effective Amendment No. 62 as EX-23.B1 and Ex-23.B2, respectively, and are herein incorporated by reference.

            **    The Investment Management Agreement (Dodge & Cox International
            Stock Fund only) and the Amended and Restated Custodian Agreement (Dodge & Cox Funds) exhibits were filed with Post-Effective Amendment No. 67, the remaining exhibits were filed with Post-Effective Amendment No. 63. All exhibits are herein incorporated by reference.

            ***   Exhibit was filed with Post-Effective Amendment No. 66.

            ****  Exhibit was filed with Post-Effective Amendment No. 67.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None: Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund

            As of March 31, 2003, the officers and trustees of the Trust affiliated with Dodge & Cox owned 7.8%* of the outstanding shares of the Dodge & Cox International Stock Fund. These individuals are also officers, directors, and/or controlling shareholders of Dodge & Cox.

            * This percentage of ownership excludes shares of Dodge & Cox International Stock Fund owned by officers and Interested Trustees of the Trust through the Dodge & Cox Pension and Profit Sharing Plans. On March 31, 2003, Dodge & Cox officers and Interested Trustees owned 3.5% of the outstanding shares of Dodge & Cox International Stock Fund through the Dodge & Cox Pension and Profit Sharing Plans.

Item 25.    INDEMNIFICATION
            Section 10.02 of the Trust Instrument, filed as Exhibit 23(a) to this Registration Statement, provides for indemnification of Trustees of the Registrant.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            Registrant and Dodge & Cox maintain officers' and directors' liability insurance in the amount of $50,000,000 with no deductible for the Trust's officers and trustees and $250,000 deductible for the joint insured entities.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

            The only business of Dodge & Cox is to serve as the investment adviser of the Registrant. Business backgrounds of the principal executive officers and directors of the adviser who also hold positions with the Registrant are included under "Management of the Fund - Officers and Trustees" in Part B of the Registration Statement.

Item 27.    PRINCIPAL UNDERWRITERS

            The Registrant is the sole and principal underwriter of its shares of beneficial interest.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            Dodge & Cox
            One Sansome Street, 35th Floor
            San Francisco, CA 94104

            Boston Financial Data Services Inc.
            66 Brooks Drive, Suite 1
            Braintree, MA 01284
            State Street Bank and Trust Company
            Lafayette Corporate Center, 4th Floor
            Boston, Massachusetts 02101-0351

Item 29.    MANAGEMENT SERVICES

            None.

Item 30.    UNDERTAKINGS

            Registrant hereby undertakes to furnish to each person, to whom Registrant's Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 30th day of April, 2003.

        DODGE & COX FUNDS

        *By:  /s/ Harry R. Hagey
              ------------------------------
              Harry R. Hagey
              Chairman
              (Principal Executive Officer)

        *By:  /s/ Thomas M. Mistele
              ------------------------------
              Thomas M. Mistele
              as attorney-in-fact**

        Dodge & Cox Funds is organized under a Trust Instrument dated February 13, 1998, a copy of which is on file with the Secretary of State of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant as provided in the Trust Instrument of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                      Title                   Date
---------                                      -----                   ----

/s/ Harry R. Hagey                     Chairman and Trustee       April 30, 2003
------------------------------    (Principal Executive Officer)
Harry R. Hagey*

/s/ John M. Loll                               Treasurer          April 30, 2003
------------------------------       (Principal Financial and
John M. Loll*                           Accounting Officer)

Signature                                      Title                   Date
---------                                      -----                   ----


/s/ John A. Gunn                      President and Trustee       April 30, 2003
------------------------------
John A. Gunn*

/s/ Dana M. Emery                   Vice President and Trustee    April 30, 2003
------------------------------
Dana M. Emery*

/s/ William F. Ausfahl                      Trustee               April 30, 2003
------------------------------
William F. Ausfahl*

/s/ L. Dale Crandall                        Trustee               April 30, 2003
------------------------------
L. Dale Crandall*

/s/ Thomas A. Larsen                        Trustee               April 30, 2003
------------------------------
Thomas A. Larsen*

/s/ Will C. Wood                            Trustee               April 30, 2003
------------------------------
Will C. Wood*

*       By:  /s/ Thomas M. Mistele
             -------------------------------
             Thomas M. Mistele
             Secretary as attorney-in-fact**
**      Powers of Attorney are filed herein as Exhibit 99.(j)2.

                                DODGE & COX FUNDS

                                INDEX TO EXHIBITS

ITEM 23(a)     Trust Instrument *                                    EX-99.(a)
ITEM 23(b)     Bylaws  *                                             EX-99.(b)
ITEM 23(d)     Investment Management Agreements **                   EX-99.(d)
ITEM 23(e)     Distributing Agent Agreement ***                      EX-99.(e)
ITEM 23(g)     Form of Custody Agreement **                          EX-99.(g)
ITEM 23(h)1    Form of Transfer Agency Agreement **                  EX-99.(h)1
ITEM 23(h)2    Anti-Money Laundering Amendment to Form of Transfer   EX-99.(h)2
               Agency Agreement

ITEM 23(i)     Opinion and Consent of Counsel ****                   EX-99.(i)
ITEM 23(j)1    Consent of Independent Accountants                    EX-99.(j)1
ITEM 23(j)2    Signatures/Power of Attorney                          EX-99.(j)2
ITEM 23(p)     Code of Ethics                                        EX-99.(p)

* Exhibits were filed with Post-Effective Amendment No. 62 as EX-23.B1 and EX-23.B2, respectively, and are herein incorporated by reference.

**      The Investment Management Agreement (Dodge & Cox International Stock
Fund only) and the Amended and Restated Custodian Agreement (Dodge & Cox Funds) exhibits were filed with Post-Effective Amendment No. 67, the remaining exhibits were filed with Post-Effective Amendment No. 63. All exhibits are herein incorporated by reference.

***     Exhibit was filed with Post-Effective Amendment No. 66.

****    Exhibit was filed with Post-Effective Amendment No. 67.